UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 17, 2013

Motorola Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-7221	36-1115800
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1303 East Algonquin Road Schaumburg, Illinois		60196
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 576-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On January 17, 2013, the Board of Directors of Motorola Solutions, Inc. (the “Company”) elected Anne R. Pramaggiore to the Board of Directors, effective immediately, to fill the vacant seat created by Ms. Pramaggiore’s resignation while she sought approval from the Federal Energy Regulatory Commission required for a person to simultaneously hold an officer or director position at a public utility and at certain other types of companies. Ms. Pramaggiore will serve until the Company’s 2013 Annual Meeting and the election and qualification of her successor or, if earlier, her death or resignation or removal from the Board of Directors.

Ms. Pramaggiore will receive the standard compensation received by non-employee directors. This compensation arrangement was described in the Company’s definitive proxy statement on Schedule 14A filed on March 12, 2012 with the U.S. Securities and Exchange Commission. As disclosed in the definitive proxy statement, a non-employee director will be granted deferred stock units, pro-rated based on the number of months served with a value of $11,666.67 per month, divided by the closing price of Company Stock on the day of election.

On January 17, 2013, the Board of Directors also appointed Ms. Pramaggiore as a member of the Governance and Nominating Committee.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 17, 2013, the Board of Directors of the Company amended the Company’s Amended and Restated Bylaws (the “Bylaw Amendment”). The Bylaw Amendment: (i) establishes the record date and other procedures for stockholder action by written consent, (ii) requires director nominees proposed by a stockholder to submit a completed and signed questionnaire and make certain representations and agreements by the advance notice deadline, (iii) requires disclosure of additional categories of information and clarifies existing disclosure requirements with respect to the Company’s existing advance notice provisions for shareholder-proposed director nominations and other business, and (iv) modifies the advance notice deadline for stockholder proposals (other than proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended) from at least 45 days before the anniversary of the date on which the Company filed its definitive proxy materials for the previous year’s annual meeting of stockholders to at least 60 days before such date. The foregoing summary is qualified by the full text of the Company’s Amended and Restated Bylaws, as amended and restated to reflect the Bylaw Amendment, which is included as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Motorola Solutions, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTOROLA SOLUTIONS, INC. (Registrant)

Dated: January 17, 2013	By:	/s/ Lewis A. Steverson
		Name:	Lewis A. Steverson
		Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Motorola Solutions, Inc.